UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Mammoth Energy Services, Inc.

Date of Report (Date of earliest event reported): October 19, 2018
(Exact name of registrant as specified in its charter)

Delaware		32-0498321
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
001-37917
(Commission File Number)
14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.
On October 19, 2018, Mammoth Energy Services, Inc., a Delaware corporation (“Mammoth”), and certain of its direct and indirect subsidiaries, as borrowers, entered into an amended and restated revolving credit and security agreement with the lenders party thereto and PNC Bank, National Association, as a lender and as administrative agent for the lenders (the “A&R Credit Agreement”), which amends and restates the revolving credit and security agreement dated as of July 9, 2018, as amended prior to the A&R Credit Agreement, to, among other things, (i) extend the maturity date to October 19, 2023, (ii) increase the maximum revolving advance amount to $185,000,000, with the ability to further increase the maximum revolving advance amount to $350,000,000 under certain circumstances, (iii) increase the letter of credit sublimit to 20% of the maximum revolving advance amount and (iv) decrease the interest rates applicable to loans. After giving effect to the A&R Credit Amendment, outstanding borrowings under the A&R Credit Agreement bear interest at a per annum rate elected by Mammoth that is equal to an alternate base rate or LIBOR, in each case plus the applicable margin. The applicable margin ranges from 1.00% to 1.50% per annum in the case of the alternate base rate, and from 2.00% to 2.50% per annum in the case of LIBOR. The applicable margin depends on the amount of excess availability under the A&R Credit Agreement.
The preceding summary of the A&R Credit Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
Exhibits.

Exhibit Number	Description
10.1
Amended and Restated Revolving Credit and Security Agreement, dated as of October 19, 2018, by and among Mammoth Energy Services, Inc., certain of its direct and indirect subsidiaries, the lenders party thereto and PNC Bank, National Association, as a lender and administrative agent for the lenders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	October 25, 2018	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary